J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

(the "Fund")

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated April 14, 2020

to the Prospectuses dated November 1, 2019, as supplemented

Effective immediately, the supplement dated March 30, 2020 to the Prospectuses for the Fund is hereby superseded and replaced with the following, which is added at the end of the "Index Related Risk" risk factor in the "More about the Funds – Investments Risk" section of the Prospectuses:

Errors in the construction or calculation of the S&P 500 Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact the Fund and its shareholders. For example, during a period when the S&P 500 Index contains inaccurate constituents, the Fund would have market exposure to such constituents and would be underexposed to the S&P 500 Index's other constituents.

The index provider for the S&P 500 Index may delay or change a scheduled rebalancing or reconstitution of the S&P 500 Index or the implementation of certain rules at its sole discretion. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the S&P 500 Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the S&P 500 Index to vary from those expected under normal conditions and potentially increasing transaction costs to the Fund. Apart from scheduled rebalances, the index provider for the S&P 500 Index or its agents may carry out additional ad hoc rebalances to the S&P 500 Index in order, for example, to correct an error in the selection of index constituents. When the S&P 500 Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund's portfolio and the S&P 500 Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the S&P 500 Index provider or its agents to the S&P 500 Index may increase the costs to and the tracking error risk of the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-EIND-420